Stockholders' Equity	12 Months Ended
Dec. 31, 2020
Stockholders' Equity Note [Abstract]
Stockholders' Equity	STOCKHOLDERS' EQUITY
The information in the note below has been updated to reflect the retrospective accounting change described in Note 1.
Comprehensive Income (Loss)
Comprehensive income (loss) primarily includes (1) our reported net earnings (loss), (2) foreign currency translation, including net investment hedges, (3) changes in the effective portion of our open derivative contracts designated as cash flow hedges, (4) changes in our unrecognized pension and other postretirement benefits and (5) changes in fair value of our available for sale marketable securities (prior to the adoption of ASU 2016-01 in 2018).
The following table shows the components of accumulated other comprehensive income (loss) available to Whirlpool at December 31, 2018, 2019, and 2020, and the activity for the years then ended:

Millions of dollars	Foreign Currency	Derivative Instruments	Pension and Postretirement Liability	Marketable Securities	Total
December 31, 2017	$(1,320)	$11	$(1,039)	$17	(2,331)
Unrealized gain (loss)	(272)	(30)	—	—	(302)
Unrealized actuarial gain(loss) and prior service credit (cost)	—	—	(48)	—	(48)
Tax effect	(15)	7	13	—	5
Other comprehensive income (loss), net of tax	(287)	(23)	(35)	—	(345)
Less: Other comprehensive loss available to noncontrolling interests	2	—	—	—	2
Other comprehensive income (loss) available to Whirlpool	(289)	(23)	(35)	—	(347)
Adjustment to beginning accumulated other comprehensive loss	21	(21)	—	(17)	(17)
December 31, 2018	$(1,588)	$(33)	$(1,074)	$—	$(2,695)
Unrealized gain (loss)	54	(17)	—	—	37
Unrealized actuarial gain (loss) and prior service credit (cost)	—	—	52	—	52
Tax effect	2	4	(18)	—	(12)
Other comprehensive income (loss), net of tax	56	(13)	34	—	77
Less: Other comprehensive loss available to noncontrolling interests	—	—	—	—	—
Other comprehensive income (loss) available to Whirlpool	56	(13)	34	—	77
December 31, 2019	$(1,532)	$(46)	$(1,040)	$—	$(2,618)
Unrealized gain (loss)	(385)	83	—	—	(302)
Unrealized actuarial gain (loss) and prior service credit (cost)	—	—	171	—	171
Tax effect	1	(16)	(45)	—	(60)
Other comprehensive income (loss), net of tax	(384)	67	126	—	(191)
Less: Other comprehensive loss available to noncontrolling interests	2	—	—	—	2
Other comprehensive income (loss) available to Whirlpool	(386)	67	126	—	(193)
December 31, 2020	$(1,918)	$21	$(914)	$—	$(2,811)
Net Earnings per Share
Diluted net earnings per share of common stock include the dilutive effect of stock options and other share-based compensation plans. Basic and diluted net earnings per share of common stock were calculated as follows:

Millions of dollars and shares	2020	2019	2018
Numerator for basic and diluted earnings per share – net earnings (loss) available to Whirlpool	$1,075	$1,168	$(149)
Denominator for basic earnings per share – weighted-average shares	62.7	63.7	67.2
Effect of dilutive securities – stock-based compensation	0.6	0.5	—
Denominator for diluted earnings per share – adjusted weighted-average shares	63.3	64.2	67.2
Anti-dilutive stock options/awards excluded from earnings per share	1.3	1.3	1.9
Dividends
Dividends per share paid to shareholders were $4.85, $4.75 and $4.55 during 2020, 2019 and 2018, respectively.
Share Repurchase Program
On July 25, 2017, our Board of Directors authorized an additional share repurchase program of up to $2 billion. For the year ended December 31, 2020, we repurchased 902,000 shares at an aggregate purchase price of approximately $121 million under this program. At December 31, 2020, there were approximately $531 million in remaining funds authorized under this program.
Share repurchases are made from time to time on the open market as conditions warrant. The program does not obligate us to repurchase any of our shares and it has no expiration date.